Exhibit 10.05

CHANGE IN TERMS AGREEMENT

Principal $5,000,000.00	Loan Date 12-15-2011	Maturity 12-15-2012	Loan No 15525121115	Call / Coll 1C1 / 599	Account	Officer BORES	Initials

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item. Any item above containing “***” has been omitted due to text length limitations.

Borrower:	New Frontier Media, Inc.	Lender:	GREAT WESTERN BANK
	6000 Spine Rd Suite 100		Lakewood
	Boulder, CO 80301		215 Union Blvd.
Suite 150
Lakewood, CO 80228

Principal Amount: $5,000,000.00	Date of Agreement: December 15, 2011

DESCRIPTION OF EXISTING INDEBTEDNESS. PROMISSORY NOTE FROM NEW FRONTIER MEDIA INC TO GREAT WESTERN BANK DATED DECEMBER 15, 2009.

DESCRIPTION OF COLLATERAL. COMMERCIAL SECURITY AGREEMENT FROM NEW FRONTIER MEDIA INC TO GREAT WESTERN BANK DATED DECEMBER 15, 2009.

DESCRIPTION OF CHANGE IN TERMS. EXTEND THE MATURITY DATE OF THE LOAN TO DECEMBER 15, 2012. EXTEND THE REVOLVING LINE OF CREDIT FEATURE TO DECEMBER 15, 2012. CONTINUE WITH MONTHLY INTEREST ONLY PAYMENTS STARTING JANUARY 15, 2012.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

NEW FRONTIER MEDIA, INC.

By:	/s/ Michael Weiner	By:	/s/ Grant Williams
	Michael Weiner, CEO of New Frontier Media, Inc.		Grant Williams, CFO of New Frontier Media, Inc.

LASER PRO Lending, Ver. 5.58.20.001 Copr. Harland Financial Solutions, Inc. 1997, 2011. All Rights Reserved. - CO L:\APPS\sdlp\CFI\LPL\D20C.FC TR-17052 PR-28